                                                                  EXHIBIT 99.(1)


                             JOINT FILING AGREEMENT
                             ----------------------

     The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, $.01 par value, of Quanta Services, Inc. is adopted and filed on behalf on each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

     IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date set forth below.


Dated: January 12, 1999                 ENRON CAPITAL & TRADE RESOURCES CORP.


                                        By: /s/ Peggy B. Menchaca
                                           ---------------------------------
                                           Name: Peggy B. Menchaca
                                           Title: Vice President and Secretary


Dated: January 12, 1999                 ENRON CORP.

                                        By: /s/ Peggy B. Menchaca
                                           ----------------------------------
                                           Name: Peggy B. Menchaca
                                           Title: Vice President and Secretary


Dated: January 12, 1999                 JOINT ENERGY DEVELOPMENT INVESTMENTS II
                                        LIMITED PARTNERSHIP

                                        By: Enron Capital Management II Limited
                                            Partnership, its General Partner

                                        By: Enron Capital II Corp., its general
                                            partner

                                        By: /s/ Peggy B. Menchaca
                                            -----------------------------------
                                            Name: Peggy B. Menchaca
                                            Title: Vice President and Secretary

Dated: January 12, 1999                 ECT MERCHANT INVESTMENTS CORP.


                                        By: /s/ Peggy B. Menchaca
                                           ---------------------------------
                                           Name: Peggy B. Menchaca
                                           Title: Vice President and Secretary

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